                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       4
                SIX-MONTH DIVIDEND HISTORY       4
                       TOP FIVE INDUSTRIES       5
          NET ASSET VALUE AND MARKET PRICE       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      23
             NOTES TO FINANCIAL STATEMENTS      28

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      32
    TRUST OFFICERS AND IMPORTANT ADDRESSES      33

It is times like these when money-management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 19, 2000

Dear Shareholder,

Whether you have held your Trust for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your Trust is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we head into the second half of 2000, count on us to continue to draw on the wisdom of our 76 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that kicked off this spring. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED STRONG, PRIMARILY DUE TO ACTIVE CONSUMER AND BUSINESS SPENDING. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 5.4 PERCENT IN THE FIRST QUARTER OF 2000. WHILE THIS FIGURE INDICATES A MODEST SLOWDOWN FROM THE PREVIOUS TWO QUARTERS, IT NEVERTHELESS REPRESENTS A HIGH RATE OF ECONOMIC GROWTH.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION FEARS CONTINUED TO MOUNT BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. FOR MOST OF THE REPORTING PERIOD, RISING INTEREST RATES DID LITTLE TO REIN IN ROBUST CONSUMER SPENDING. ALTHOUGH RETAIL SALES GROWTH MODERATED IN APRIL, THE FACTORS UNDERPINNING CONSUMER ACTIVITY REMAINED LARGELY UNCHANGED--RISING WAGES, LOW UNEMPLOYMENT, AND A GENERALLY FAVORABLE (THOUGH VOLATILE) STOCK MARKET.

IN ADDITION, THE JOBLESS RATE HOVERED NEAR ITS LOWEST LEVEL IN THREE DECADES. THE EMPLOYMENT COST INDEX ACCELERATED SHARPLY IN THE FIRST QUARTER OF 2000, REFLECTING RISING WAGES AS EMPLOYERS VIE TO ATTRACT AND RETAIN SKILLED WORKERS. THESE WAGE PRESSURES, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO SEEK TO SLOW THE PACE OF ECONOMIC GROWTH AND WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FIVE TIMES BETWEEN JUNE 1999 AND APRIL 2000. [EDITOR'S NOTE: THE FED RAISED RATES BY 0.50 PERCENT ON MAY 16.] DESPITE THE FED'S CONCERNS, THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE A MODERATE 3.0 PERCENT DURING THE 12 MONTHS ENDED APRIL 30, 2000.
INTEREST RATES AND INFLATION

(April 30, 1998 - April 30, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 98                                                                      5.50                               1.40
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Jul 98                                                                      5.50                               1.70
                                                                            5.50                               1.60
                                                                            5.25                               1.50
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VKA
-----------------------------------------------------------------------
Six-month total return based on market price(1)               -.50%
-----------------------------------------------------------------------
Six-month total return based on NAV(2)                        2.70%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      6.95%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.86%
-----------------------------------------------------------------------
Net asset value                                              $14.82
-----------------------------------------------------------------------
Closing common stock price                                 $12.4375
-----------------------------------------------------------------------
Six-month high common stock price (11/04/99)               $13.5000
-----------------------------------------------------------------------
Six-month low common stock price (03/13/00)                $11.8125
-----------------------------------------------------------------------
Preferred share (Series A) rate(5)                           4.060%
-----------------------------------------------------------------------
Preferred share (Series B) rate(5)                           3.890%
-----------------------------------------------------------------------
Preferred share (Series C) rate(5)                           3.885%
-----------------------------------------------------------------------
Preferred share (Series D) rate(5)                           4.060%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2000
- AAA/Aaa............  59.2%
- AA/Aa..............  12.6%
- A/A................  17.4%
- BBB/Baa............  10.6%
- BB/Ba..............   0.2%
                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  61.1%
- AA/Aa..............  12.0%
- A/A................   9.4%
- BBB/Baa............  17.3%
- BB/Ba..............   0.2%
                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                           0.0750
12/99                                                                           0.0750
1/00                                                                            0.0750
2/00                                                                            0.0750
3/00                                                                            0.0720
4/00                                                                            0.0720

The dividend history represents past performance of the Trust and is no guarantee of the Trust's future dividends.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2000                    OCTOBER 31, 1999
                                                                       --------------                    ----------------
Transportation                                                             15.50                              17.40
Industrial Revenue                                                         15.20                              15.10
Health Care                                                                10.50                              11.40
Single-Family Housing                                                      10.10                               9.50
General Purpose                                                             8.70                               9.20

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1992 through April 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/92                                                                      14.9600                            14.9600
                                                                          15.4000                            14.2500
                                                                          16.2100                            15.2500
                                                                          16.6300                            15.2500
9/93                                                                      17.2500                            16.1250
                                                                          17.0800                            15.7500
                                                                          15.1600                            14.0000
                                                                          14.9400                            14.2500
9/94                                                                      14.6500                            13.0625
                                                                          13.8800                            12.7500
                                                                          15.2400                            14.5000
                                                                          15.1800                            14.5000
9/95                                                                      15.3500                            13.8750
                                                                          16.2000                            14.6250
                                                                          15.4300                            14.8750
                                                                          15.2300                            14.6250
9/96                                                                      15.5600                            14.7500
                                                                          15.7600                            13.8750
                                                                          15.4100                            14.0000
                                                                          15.8900                            14.8750
9/97                                                                      16.3300                            15.0625
                                                                          16.6600                            15.3120
                                                                          16.6400                            15.2500
                                                                          16.6500                            15.3125
9/98                                                                      17.1100                            16.1250
                                                                          16.8700                            16.5000
                                                                          16.6800                            15.5625
                                                                          15.8500                            14.7500
9/99                                                                      15.2800                            13.5000
                                                                          14.6900                            12.7500
                                                                          15.0900                            12.6875
4/00                                                                      14.8200                            12.4375

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE DENNIS S. PIETRZAK, PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE 1995 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING COMMENTS REFLECT THE REPRESENTATIVES' VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED APRIL 30, 2000.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS DURING THE REPORTING PERIOD?

A   Generally higher interest rates,
sparked by inflation worries, set the tone for the fixed-income markets during the past six months. As the economy continued its strong advance, the markets reacted warily to signs of potential inflationary pressures--such as rising employment costs, healthy job growth, strong consumer spending, and spikes in commodities prices, especially oil. These concerns fueled a steady sell-off through the fourth quarter of 1999 and into January 2000.

    To slow the economy and keep prices from rising, the Federal Reserve Board gradually pushed short-term interest rates higher, raising the fed funds rate (a key short-term lending rate) three times between November 1999 and April 2000. (Editor's note: On May 16, 2000, after the reporting period ended, the Fed raised rates a fourth time.)

    In times of rising interest rates, bond prices trend downward. Add to that the lingering effects of the Year 2000 (Y2K) computer scare early in the first quarter of 2000, and you can see why this was a challenging period for many fixed-income investors.

Q   HOW DID THE MUNICIPAL
    BOND MARKET REACT TO THESE CONDITIONS?

A   Not surprisingly, higher interest
rates hurt municipal bond prices, but we believe there's always opportunity in the market. In the past few months, we've actually seen some fairly significant price swings--both up and down--as investors tried to anticipate the Fed's next move and the direction of interest rates. The market was weak in late 1999 and early 2000, but we had a nice rally in February and March, which tapered off in April.

    The strong economy has bolstered the financial condition of many municipalities across the country, so the pace of new municipal bond issuance dropped sharply (about 40 percent) from a year ago. With their coffers full, municipalities haven't needed to turn to the bond market for financing. Also, higher interest rates made it more difficult for issuers to refund outstanding bond issues, which has been a source of new investment opportunities in the past.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   Strategically, we've been moving in
a new direction since early this year. We made the decision to manage the Trust relative to a new benchmark, rather than the Lipper peer group, which meant that we needed to make some adjustments to the Trust's structure. The Trust's benchmark is now the Lehman Brothers Municipal Bond Index with maturities greater than five years. Specifically, we increased the duration of the portfolio (a measure of its sensitivity to changes in interest rates) to more closely track the performance of the new benchmark index. The benchmark provides the shareholder with general municipal market returns, and the leveraged structure provides the opportunity for enhanced dividends.

    Fortunately, the municipal bond market played into our hands and gave us some excellent opportunities to implement this new strategy. Beginning in late January, we began purchasing deeply discounted bonds. These were securities that had been issued a year or so ago with coupons of 4.75, 5.00, or 5.25 percent. As interest rates went up over time, these bonds began selling at a deep discount, with some as low as 80 cents on the dollar.

    At the same time, the Trust held a number of older, prerefunded issues with higher coupons in the 6.50 to 7.50 percent range. Such prerefunded issues tend to decrease the duration of a portfolio because they have shorter lives than their stated maturities. But because of their attractive coupons, these bonds were trading at a premium to par, presenting us with an opportunity to capture some solid capital gains. Because these bonds were scheduled to be called or refunded within the next year or two, we chose to sell them while the demand for them--and therefore their market price--was high.

    This combination of buying deep-discount bonds and selling prerefunded issues enabled us to lengthen the duration of the portfolio without drastically altering the income stream that the Trust will be earning over time. While we've seen a slight decline in portfolio income in the short run, buying the deeply discounted bonds enabled us to purchase more par value per dollar invested. In some cases, for example, we were able to pick up $1 million worth of bond par value for just $800,000.

Q   WHAT AREAS OF THE MUNICIPAL
    MARKET WERE MOST ATTRACTIVE TO YOU?

A   Our philosophy is to seek bonds
that we feel represent the best values compared with similar offerings in the marketplace. During the past six months, we did not specifically target one area of the market over another. We did, however, maintain significant concentrations in certain sectors, including transportation, industrial revenue, and health-care bonds, each of which represented more than 10 percent of the portfolio's long-term investments.

    Many of our portfolio-management decisions were based on pricing issues, such as the availability of deep discounts, or structural issues, such as extending duration or maintaining adequate call protection and diversification for the portfolio. For additional portfolio highlights, please refer to page 4.

Q   HOW DID THE TRUST PERFORM
    DURING THE PERIOD?

A   For the six-month period ended
April 30, 2000, the Trust returned -0.50 percent based on market price. This reflects a decrease in market price from $12.9375 per share on October 31, 1999, to $12.4375 per share on April 30, 2000. By comparison, the total return of the Trust's peer group (as represented by the Lehman Brothers Municipal Bond Index) was 2.63 percent for the same period.

    Effective in March 2000, the Trust's dividend was reduced to $0.072 per share, down from $0.075 per share, reflecting a slight decrease in the Trust's income stream. This monthly tax-exempt dividend translates to a distribution rate of 6.95 percent based on the Trust's closing common stock price on April 30, 2000.

    Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.86 percent for an investor in the 36 percent federal income-tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance is no guarantee of future results.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   All eyes will be on the key
economic statistics, such as GDP growth, employment costs, and the unemployment rate. These figures measure the economy's strength and rate of growth and may influence whether the Fed will continue to raise short-term interest rates. We expect that the inflation rate may increase, but it's likely to remain in a moderate range for the near term. It's anticipated that the Fed will continue to increase short-term rates by the end of the summer, perhaps by more than 0.50 percent. Higher interest rates will, in turn, put pressure on the municipal market in the short run.

    Increased stock-price volatility in April has increased investor skepticism, but investors continue to see price pullbacks as opportunities to buy aggressive-growth stocks. It may take a much deeper, more sustained decline in these stocks to convince investors to rethink their asset allocation decisions. If the stock market does fall sharply, we could see a flight to quality, as investors pursue investments that typically carry less risk. Such conditions might benefit investment-grade municipal bonds.

    Low municipal-bond supply could continue throughout 2000, especially if interest rates trend higher, as expected, throughout the first half of the year. Overall, the lower supply of bonds should help to shore up prices, as demand remains strong. Investors can tolerate periodic price swings if they keep long-term perspectives and continue to value the steady stream of tax-exempt income that municipal bonds provide. As always, we will rely on our strong research efforts to evaluate opportunities in the marketplace and identify securities that may offer superior investment potential and value over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  99.8%
          ALABAMA  1.7%
$1,000    Alabama Bldg Renovation Fin Auth Rev Rfdg
          (AMBAC Insd)............................... 5.625%   09/01/24   $    969,010
 6,050    Alabama Wtr Pollutn Ctl Auth Revolving Fund
          Ln Ser A (AMBAC Insd)...................... 5.000    08/15/15      5,588,990
 1,550    Birmingham, AL Arpt Auth Arpt Rev Rfdg
          (AMBAC Insd)............................... 5.500    07/01/14      1,517,791
                                                                          ------------
                                                                             8,075,791
                                                                          ------------
          ALASKA  1.9%
10,000    Alaska St Hsg Fin Corp Ser A Rfdg.......... 5.000    12/01/18      8,960,300
                                                                          ------------
          ARIZONA  0.8%
 3,635    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd)...................................... 7.250    07/15/10      3,853,282
                                                                          ------------

          ARKANSAS  0.3%
 1,500    Arkansas St Dev Fin Auth Hosp Rev
          Washington Regl Med Cent................... 7.375    02/01/29      1,477,755
                                                                          ------------

          CALIFORNIA  3.1%
 2,630    Anaheim, CA Pub Fing Auth Lease Rev Cap
          Apprec Sub Pub Impts Proj C (FSA Insd).....   *      09/01/20        786,238
 4,215    California Hlth Fac Fin Auth Rev Kaiser
          Permanente Med Cent........................ 5.450    10/01/13      4,050,025
 5,000    California St Pub Wks Brd Lease Rev Var CA
          St Univ Projs Ser A........................ 5.250    12/01/13      4,906,950

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$5,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Cap Apprec Rfdg........................   *      01/15/25   $  1,008,300
 2,000    Foothill/Eastern Corridor Agy CA Toll Rd
          Rev Conv Cap Apprec Rfdg...................   *      01/15/20      1,057,920
10,000    Foothill/Eastern Trans Corridor Agy CA Toll
          Rd Rev Rfdg................................   *      01/15/21      2,644,800
                                                                          ------------
                                                                            14,454,233
                                                                          ------------
          COLORADO  2.3%
 8,500    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser C (Prerefunded @
          08/31/05)..................................   *      08/31/26      1,341,215
 1,105    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser B1..................................... 7.900%   12/01/25      1,156,869
   510    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser D1 Rfdg................................ 8.000    12/01/24        545,659
 1,461    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser E...................................... 8.125    12/01/24      1,541,945
 3,215    Denver, CO City & Cnty Arpt Rev Ser C...... 6.350    11/15/01      3,272,034
 2,500    Denver, CO City & Cnty Sch Dist No 1 Rfdg
          (FGIC Insd)................................ 5.000    12/01/23      2,182,225
 1,000    Meridian Metro Dist, CO Peninsular &
          Oriental Steam Navig Co Rfdg (LOC: Meridian
          Assoc East)................................ 7.500    12/01/11      1,039,720
                                                                          ------------
                                                                            11,079,667
                                                                          ------------
          CONNECTICUT  0.7%
 3,250    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A............................ 6.600    07/01/24      3,237,943
                                                                          ------------

          FLORIDA  0.5%
 3,000    Tampa Bay Wtr FL Util Sys Rev Ser A (FGIC
          Insd)...................................... 4.750    10/01/27      2,495,250
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
          GEORGIA  1.4%
$1,000    Atlanta, GA Arpt Rev Ser B (FNMA Insd)..... 5.625%   01/01/30   $    942,290
 1,500    George L Smith ll GA Wrld Congress Cent
          Auth Rev Domed Stadium Proj Rfdg (MBIA
          Insd)...................................... 5.500    07/01/20      1,416,975
 3,770    Monroe Cnty, GA Dev Auth Pollutn Ctl Rev
          Oglethorpe Pwr Corp Scherer Ser A.......... 6.800    01/01/12      4,140,289
                                                                          ------------
                                                                             6,499,554
                                                                          ------------
          ILLINOIS  8.0%
   610    Aurora, IL Single Family Mtg Rev Ser B Rfdg
          (GNMA Collateralized)...................... 8.050    09/01/25        636,193
 3,750    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd)......................................   *      01/01/30        579,938
 5,000    Chicago, IL Brd of Edl Cap Apprec Sch
          Reform Ser A (FGIC Insd)...................   *      12/01/28        853,650
 3,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser B.............. 7.875    11/01/25      3,076,530
 5,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          Intl Terminal (MBIA Insd).................. 6.750    01/01/18      5,199,000
 5,000    Chicago, IL Sch Fin Auth Ser A (MBIA
          Insd)...................................... 5.000    06/01/09      4,862,800
 1,000    Chicago, IL Wastewtr Transmission Rev 2nd
          Lien (MBIA Insd)........................... 5.750    01/01/25        972,310
 3,000    Cicero, IL Alt Rev Source (Prerefunded @
          12/01/05) (MBIA Insd)...................... 6.500    12/01/14      3,224,490
 2,360    Cook Cnty, IL Cmnty High Sch Dist No 219
          Niles Twp (FSA Insd).......................   *      12/01/11      1,234,374
 2,360    Cook Cnty, IL Cmnty High Sch Dist No 219
          Niles Twp (FSA Insd).......................   *      12/01/12      1,157,297
 2,235    Cook Cnty, IL Cmnty High Sch Dist No 219
          Niles Twp (FSA Insd).......................   *      12/01/13      1,028,860
 3,930    Illinois Dev Fin Auth Rev Local Govt Pgm
          Aurora East Sch (MBIA Insd)................   *      12/01/16      1,478,466
 3,000    Illinois Dev Fin Auth Solid Waste Disposal
          Rev........................................ 5.950    12/01/24      2,731,050
 1,250    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Proj (FGIC
          Insd)...................................... 5.375    12/15/18      1,190,562
 1,000    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Proj (FGIC
          Insd)...................................... 5.500    12/15/24        946,460

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$2,000    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Proj (FGIC
          Insd)...................................... 5.250%   12/15/28   $  1,784,620
 5,000    Regional Tran Auth IL Ser B (AMBAC Insd)... 8.000    06/01/17      6,248,250
 1,150    Will Cnty, IL Cmnty Sch Dist 365U Vly View
          Ser B (FSA Insd)...........................   *      11/01/15        468,855
                                                                          ------------
                                                                            37,673,705
                                                                          ------------
          INDIANA  1.4%
 4,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
          Hosp Proj (MBIA Insd)...................... 6.850    07/01/22      4,203,960
 2,000    Indiana Hlth Fac Fin Auth Hosp Rev Columbus
          Regl Hosp Rfdg (FSA Insd).................. 7.000    08/15/15      2,272,760
                                                                          ------------
                                                                             6,476,720
                                                                          ------------
          KANSAS  1.8%
 5,500    Burlington, KS Pollutn Ctl Rev KS Gas &
          Elec Co Proj Rfdg (MBIA Insd).............. 7.000    06/01/31      5,721,375
   965    Sedgwick & Shawnee Cntys, KS Single Family
          Rev Coll Mtg Ser A Rfdg (GNMA
          Collateralized)............................ 8.050    05/01/24      1,037,259
 1,680    Sedgwick Cnty, KS Single Family Mtg Rev Ser
          A Rfdg (GNMA Collateralized)............... 8.125    05/01/24      1,788,024
                                                                          ------------
                                                                             8,546,658
                                                                          ------------
          KENTUCKY  3.0%
 2,000    Georgetown, KY College Rev Georgetown
          College Proj Ser A (ACA Insd).............. 6.125    11/15/29      1,910,780
 7,750    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A..................... 7.125    02/01/21      7,859,275
 4,450    Louisville & Jefferson Cnty, KY Met Swr
          Dist Drainage Rev Rfdg (MBIA Insd)......... 5.300    05/15/19      4,170,496
                                                                          ------------
                                                                            13,940,551
                                                                          ------------
          LOUISIANA  1.8%
 1,925    Louisiana Hsg Fin Agy Mtg Rev Multi-Family
          Emerald Pointe Apts (FHA Gtd).............. 7.100    11/01/33      2,020,191
 1,520    Louisiana Hsg Fin Agy Mtg Rev Single Family
          Access Pgm Ser B (GNMA Collateralized)..... 8.000    03/01/25      1,649,094
 2,000    New Orleans, LA Rfdg (FGIC Insd)........... 4.750    12/01/26      1,636,660
 3,000    Saint Charles Parish, LA Environmental Impt
          Rev LA Pwr & Lt Co Ser A (AMBAC Insd)...... 6.875    07/01/24      3,197,820
                                                                          ------------
                                                                             8,503,765
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
          MARYLAND  0.2%
$1,000    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Towson Ser A................ 5.750%   06/01/29   $    879,560
                                                                          ------------

          MASSACHUSETTS  2.8%
 2,500    Chelsea, MA Sch Proj Ln Act 1948
          (Prerefunded @ 06/15/04) (AMBAC Insd)...... 6.500    06/15/12      2,682,375
 3,955    Massachusetts Bay Tran Auth MA Genl Tran
          Sys Ser A Rfdg............................. 5.500    03/01/12      4,007,957
 2,175    Massachusetts Bay Tran Auth MA Genl Tran
          Sys Ser B Rfdg (MBIA Insd)................. 6.000    03/01/10      2,247,515
    75    Massachusetts Bay Tran Auth MA Genl Tran
          Sys Ser B Rfdg (Prerefunded @ 03/01/03)
          (MBIA Insd)................................ 6.000    03/01/10         78,455
 3,500    Massachusetts Muni Whsl Elec Co Pwr Supply
          Sys Rev Ser A Rfdg (AMBAC Insd)............ 5.000    07/01/10      3,411,275
 1,000    Massachusetts St Hlth & Edl Fac Auth Rev
          Saint Mem Med Cent Ser A................... 6.000    10/01/23        789,730
                                                                          ------------
                                                                            13,217,307
                                                                          ------------
          MICHIGAN  4.0%
 1,680    Michigan Higher Edl Fac Auth Rev Ltd Oblig
          Hope College Proj Rfdg (Connie Lee Insd)... 7.000    10/01/14      1,801,497
 3,350    Michigan St Hosp Fin Auth Rev Hosp Mid-MI
          Oblig Group (Prerefunded @ 12/01/02)....... 6.800    12/01/14      3,567,549
 8,810    Michigan St Strategic Fd Ltd Oblig Rev
          Detroit Edison Co Ser A Rfdg (MBIA Insd)... 5.550    09/01/29      8,145,462
 3,000    Michigan St Strategic Fd Ltd Oblig Rev Ser
          CC Rfdg (FGIC Insd)........................ 6.950    09/01/21      3,128,700
 2,500    Wayne St Univ MI Univ Rev Genl (FGIC
          Insd)...................................... 5.125    11/15/29      2,200,775
                                                                          ------------
                                                                            18,843,983
                                                                          ------------
          MINNESOTA  0.9%
 5,000    Minneapolis & St Paul, MN Met Arpt Commn
          Arpt Rev Ser A (FGIC Insd)................. 5.125    01/01/31      4,405,800
                                                                          ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
          MISSISSIPPI  2.5%
$1,000    Mississippi Business Fin Corp Miss Pollutn
          Ctl Rev Sys Energy Res Inc Proj Rfdg....... 5.900%   05/01/22   $    870,370
 2,000    Mississippi Business Fin Corp Sys Energy
          Res Inc.................................... 5.875    04/01/22      1,735,520
 5,135    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser B (GNMA Collateralized)..... 7.900    03/01/25      5,481,304
 1,355    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser C (GNMA Collateralized)..... 8.125    12/01/24      1,454,051
 2,049    Mississippi Home Corp Single Family Rev Mtg
          Access Pgm Ser E (GNMA Collateralized)..... 8.100    12/01/25      2,196,938
                                                                          ------------
                                                                            11,738,183
                                                                          ------------
          MISSOURI  1.1%
 2,100    Kansas City, MO Arpt Rev Genl Impt Ser A
          (FSA Insd)................................. 6.900    09/01/10      2,238,600
 3,750    Missouri St Hlth & Edl Fac Rev BJC Hlth
          Sys........................................ 5.000    05/15/28      3,119,625
                                                                          ------------
                                                                             5,358,225
                                                                          ------------
          NEBRASKA  0.4%
 2,250    American Pub Energy Agy NE Gas Sup Rev NE
          Pub Gas Agy Proj Ser A (AMBAC Insd)........ 4.375    06/01/10      1,944,473
                                                                          ------------

          NEW HAMPSHIRE  0.2%
 1,000    New Hampshire St Business Fin Auth Wtr Fac
          Rev Pennichuck Wtrwks Inc (AMBAC Insd)..... 6.300    05/01/22      1,019,520
                                                                          ------------

          NEW JERSEY  5.6%
10,000    New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd)....................... 5.900    03/15/21     10,297,300
 8,000    New Jersey Econ Dev Auth Wtr Facs Rev NJ
          American Wtr Co Inc Proj Ser A (FGIC
          Insd)...................................... 6.875    11/01/34      8,554,240
 1,000    New Jersey Hlthcare Fac Fin Auth Rev St
          Barnabas Hlth Ser C Rfdg (MBIA Insd) (a)... 5.000    07/01/11        965,490
 1,750    New Jersey St Hwy Auth Garden St Pkwy Genl
          Rev Sr Pkwy................................ 6.250    01/01/14      1,807,943
 4,650    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth
          Rev Pub Svc Elec & Gas Ser D Rfdg (MBIA
          Insd)...................................... 6.550    10/01/29      4,852,042
                                                                          ------------
                                                                            26,477,015
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
          NEW YORK  25.1%
$1,500    Broome Cnty, NY Ctfs Partn Pub Safety Fac
          (MBIA Insd)................................ 5.250%   04/01/15   $  1,437,780
 2,000    Long Island Pwr Auth NY Elec Sys Rev Cap
          Apprec (FSA Insd) (a)......................   *      06/01/18        691,780
 2,500    Long Island Pwr Auth NY Elec Sys Rev Genl
          Ser A (FSA Insd)........................... 5.000    12/01/18      2,246,575
 1,500    Metropolitan Transn Auth NY Commuter Facs
          Rev Ser A (MBIA Insd)...................... 5.625    07/01/27      1,440,420
 1,500    Metropolitan Transn Auth NY Tran Facs Rev
          Ser K Rfdg (Prerefunded @ 07/01/02)........ 6.250    07/01/11      1,561,890
 3,000    Metropolitan Transn Auth NY Tran Facs Rev
          Svc Contract Ser R......................... 5.500    07/01/17      2,860,380
 3,605    Metropolitan Transn Auth NY Transit Facs
          Rev (FGIC Insd)............................ 4.750    07/01/26      2,986,670
 2,500    New York City Ser H........................ 5.000    03/15/29      2,103,325
 1,000    New York City Adj Subser A1 (Embedded
          Swap)...................................... 3.830    08/01/12      1,000,790
 4,250    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)...... 6.375    11/15/14      4,460,333
 2,360    New York City Indl Dev Agy Spl Fac United
          Airls Inc Proj............................. 5.650    10/01/32      2,039,182
 1,300    New York City Indl Dev Civic YMCA Greater
          NY Proj.................................... 5.800    08/01/16      1,269,801
    10    New York City Ser A (Prerefunded @
          08/15/01).................................. 8.000    08/15/19         10,559
 1,325    New York City Ser B1 (Prerefunded @
          08/15/04).................................. 7.000    08/15/16      1,438,791
 2,225    New York City Ser F Rfdg................... 6.000    08/01/11      2,297,068
 4,015    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser C...................... 5.000    05/01/29      3,434,551
 2,250    New York City Transitional Fin Auth Rev Ser
          B (FGIC Insd).............................. 4.750    11/01/23      1,881,900
 2,525    New York St Dorm Auth Lease Rev Muni Hlth
          Fac Impt Pgm Ser A (FSA Insd).............. 5.500    05/15/25      2,388,903
 1,450    New York St Dorm Auth Lease Rev St Univ
          Dorm Facs Ser C (MBIA Insd)................ 5.500    07/01/29      1,368,626
 1,000    New York St Dorm Auth Revs Univ Rochester
          Ser A...................................... 5.000    07/01/23        871,650
 3,970    New York St Dorm Auth Revs City Univ Ser
          F.......................................... 5.000    07/01/14      3,620,759
 3,100    New York St Dorm Auth Revs City Univ Sys
          Cons Ser A................................. 5.625    07/01/16      3,091,568

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$2,600    New York St Dorm Auth Revs Cons City Univ
          Sys Second Genl Res Ser A.................. 5.750%   07/01/13   $  2,632,136
 5,050    New York St Dorm Auth Revs Cons City Univ
          Sys Second Genl Res Ser B.................. 5.375    07/01/07      5,034,749
 4,050    New York St Dorm Auth Revs Court Facs Lease
          Ser A...................................... 5.300    05/15/07      4,020,557
 2,550    New York St Dorm Auth Revs Mental Hlth Svcs
          Facs Ser B Rfdg............................ 5.750    08/15/11      2,566,371
 5,000    New York St Dorm Auth Revs St Univ Edl Facs
          Ser A Rfdg................................. 5.500    05/15/08      5,053,250
 2,000    New York St Dorm Auth Revs St Univ Edl Facs
          Ser B Rfdg................................. 7.500    05/15/11      2,273,720
 1,560    New York St Med Care Facs Fin Agy Rev
          Mental Hlth Svcs Fac Ser A................. 7.500    02/15/21      1,619,670
 5,000    New York St Med Care Facs Fin Agy Rev NY
          Downtown Hosp Ser A (Prerefunded @
          02/15/05).................................. 6.800    02/15/20      5,439,050
 6,750    New York St Med Care Facs Fin Agy Rev NY
          Hosp Mtg Ser A (Prerefunded @ 02/15/05)
          (AMBAC Insd) (b)........................... 6.300    08/15/06      7,200,697
 7,000    New York St Med Care Facs Fin Agy Rev NY
          Hosp Mtg Ser A (Prerefunded @ 02/15/05)
          (AMBAC Insd)............................... 6.400    08/15/07      7,496,860
 3,500    New York St Thruway Auth Genl Rev Ser E
          Rfdg....................................... 5.000    01/01/25      3,025,820
 5,695    New York St Thruway Auth Svc Contract Rev
          Loc Hwy & Brdg............................. 5.750    04/01/08      5,816,360
 7,500    New York St Thruway Auth Svc Contract Rev
          Loc Hwy & Brdg............................. 5.250    04/01/13      7,144,500
 3,550    New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser 7.............................. 5.700    01/01/27      3,370,441
10,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj
          JFK Intl Arpt Terminal 6 (MBIA Insd)....... 5.750    12/01/25      9,693,500
 2,000    Triborough Brdg & Tunl Auth NY Rev Genl
          Purp Ser X................................. 6.500    01/01/19      2,073,920
                                                                          ------------
                                                                           118,964,902
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
          NORTH CAROLINA  2.4%
$11,000   North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev Indexed Caps Rfdg (MBIA Insd)..... 6.000%   01/01/12   $ 11,560,230
                                                                          ------------

          NORTH DAKOTA  0.5%
 2,500    North Dakota St Hsg Fin Agy Rev Hsg Fin Pgm
          Home Mtg Fin Ser B (MBIA Insd)............. 5.500    07/01/29      2,265,025
                                                                          ------------

          OHIO  0.2%
 1,000    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
          Rfdg....................................... 6.375    05/15/11        949,110
                                                                          ------------

          OKLAHOMA  0.7%
 1,100    Oklahoma City, OK Indl & Cultural Fac Trust
          Rev Dist Heating & Cooling Trigen.......... 6.750    09/15/17      1,100,352
 1,000    Oklahoma Dev Fin Auth Rev St John Hlth Sys
          Rfdg....................................... 5.750    02/15/25        978,580
 1,250    Tulsa Cnty, OK Pub Facs Auth Cap Impt
          Rev........................................ 6.250    11/01/22      1,219,075
                                                                          ------------
                                                                             3,298,007
                                                                          ------------
          PENNSYLVANIA  6.4%
 1,000    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
          Insd)......................................   *      03/15/14        449,770
 1,830    Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
          Insd)......................................   *      09/15/14        799,728
 5,330    McGuffey Sch Dist PA Ser B (AMBAC Insd).... 4.750    08/01/28      4,371,399
 4,000    Pennsylvania Intergovt Coop Auth Spl Tax
          Rev Philadelphia Funding Pgm (Prerefunded @
          06/15/05) (FGIC Insd)...................... 6.750    06/15/21      4,310,200
 1,250    Pennsylvania St Tpk Comm Oil Franchise Tax
          Rev Subser B (AMBAC Insd).................. 4.750    12/01/27      1,028,300
 3,000    Philadelphia, PA (FSA Insd)................ 5.000    03/15/28      2,568,300
 3,000    Philadelphia, PA Gas Wks Rev First Ser A... 5.000    07/01/26      2,583,210
 1,350    Philadelphia, PA Ind For Auth Dev Arpt Rev
          Philadelphia Arpt Sys Proj Ser A (FGIC
          Insd)...................................... 5.000    07/01/23      1,146,933
 7,500    Pittsburgh & Allegheny Cnty, PA Pub Aud
          Regl Asset Dist Sales Tax (AMBAC Insd)..... 5.000    02/01/29      6,436,650
 3,000    Radnor Twp, PA Sch Dist.................... 5.750    03/15/26      2,942,400
 4,075    Southeastern PA Transn Auth PA Spl Rev Ser
          A (FGIC Insd).............................. 4.750    03/01/24      3,390,319
                                                                          ------------
                                                                            30,027,209
                                                                          ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
          RHODE ISLAND  1.7%
$7,800    Rhode Island Hsg & Mtg Fin Corp
          Homeownership Oppty Ser 5.................. 6.400%   04/01/24   $  7,858,266
                                                                          ------------

          TENNESSEE  0.8%
 1,500    Elizabethton, TN Hlth & Edl Facs Brd Rev &
          Impt Hosp First Mtg Ser B Rfdg............. 7.750    07/01/29      1,472,730
 1,500    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd)......................................   *      06/01/16        586,650
 1,930    Tennessee Hsg Dev Agy Homeowner Pgm........ 5.300    01/01/24      1,727,543
                                                                          ------------
                                                                             3,786,923
                                                                          ------------
          TEXAS  7.1%
 2,355    Brazos River Auth TX Pollutn Ctl Rev Adj
          Coll Util Elec Co Rfdg..................... 5.550    06/01/30      2,003,587
 2,000    Brazos River Auth TX Rev Houston Inds Inc
          Proj Ser D Rfdg (MBIA Insd)................ 4.900    10/01/15      1,787,780
 1,000    Brazos River Auth TX Rev Houston Lighting &
          Pwr Co Proj Rfdg (AMBAC Insd).............. 5.050    11/01/18        877,920
   825    Brazos, TX Higher Edl Auth Inc Student Ln
          Rev Subser A2 Rfdg......................... 6.800    12/01/04        864,509
 1,084    Brazos, TX Higher Edl Auth Inc Student Ln
          Rev Subser C2 Rfdg......................... 7.100    11/01/04      1,146,796
 3,000    Dallas Cnty, TX Util & Reclamation Dist Ser
          B Rfdg (AMBAC Insd)........................ 5.875    02/15/29      2,950,590
 5,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc................ 7.250    11/01/30      5,103,500
 5,340    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev Delta Airls Inc................... 7.625    11/01/21      5,472,112
 1,500    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev Delta Airls Inc................... 7.125    11/01/26      1,508,565
 2,500    Dallas-Fort Worth, TX Intl Arpt Rev JT Ser
          A (FGIC Insd).............................. 5.750    11/01/30      2,377,825
 5,140    Little Elm, TX Indpt Sch Dist Rfdg (PSFG
          Insd)...................................... 6.750    08/15/29      5,495,688
 2,000    Tarrant Cnty, TX Jr College Dist........... 5.050    02/15/10      1,954,100
 2,000    Texas St Dept Hsg & Cmnty Affairs Single
          Family Rev Mtg Jr Lien Ser A Rfdg.......... 8.100    09/01/15      2,178,020
                                                                          ------------
                                                                            33,720,992
                                                                          ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

  PAR
AMOUNT                                                                       MARKET
 (000)                    DESCRIPTION                 COUPON   MATURITY      VALUE
          UTAH  0.3%
$1,525    Salt Lake City, UT Arpt Rev Delta Airls Inc
          Proj....................................... 7.900%   06/01/17   $  1,553,365
                                                                          ------------

          VIRGINIA  1.0%
 5,000    Richmond, VA (FSA Insd) (a)................ 5.500    01/15/15      4,879,350
                                                                          ------------

          WASHINGTON  0.3%
 1,400    King Cnty, WA Hsg Auth Hsg Rev Pooled Sr
          Ser A Rfdg................................. 6.700    03/01/15      1,432,144
                                                                          ------------

          WEST VIRGINIA  2.3%
 2,500    Berkeley Cnty, WV Bldg Comm Hosp Rev City
          Hosp Proj.................................. 6.500    11/01/22      2,312,900
 5,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
          Proj Ser C Rfdg (MBIA Insd)................ 6.850    06/01/22      5,249,500
 2,000    West Virginia St Hsg Dev Fund Hsg Fin Ser
          A.......................................... 5.550    05/01/17      1,892,640
 1,720    West Virginia St Hsg Dev Fund Hsg Fin Ser
          A.......................................... 5.450    11/01/21      1,588,970
                                                                          ------------
                                                                            11,044,010
                                                                          ------------
          WISCONSIN  1.9%
 5,000    Madison, WI Indl Dev Rev Madison Gas & Elec
          Co Proj Ser A.............................. 6.750    04/01/27      5,152,850
 1,000    Nekoosa, WI Pollutn Ctl Rev Nekoosa Papers
          Inc Proj B................................. 5.500    07/01/15        904,330
 3,000    Wisconsin Hsg & Econ Dev Auth Homeownership
          Rev Ser A.................................. 6.450    03/01/17      3,040,350
                                                                          ------------
                                                                             9,097,530
                                                                          ------------
          WYOMING  0.2%
   815    Wyoming Cmnty Dev Auth Insd Single Family
          Mtg Ser B.................................. 6.700    06/01/17        823,191
                                                                          ------------

          PUERTO RICO  2.5%
 1,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser V Rfdg................................. 5.750    07/01/18      1,000,210
10,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser Y (FSA Insd)........................... 6.250    07/01/21     10,766,900
                                                                          ------------
                                                                            11,767,110
                                                                          ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2000 (Unaudited)

                                                                             MARKET
                                                                             VALUE
TOTAL INVESTMENTS  99.8%
  (Cost $458,981,105)..................................................   $472,186,604
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%............................        986,125
                                                                          ------------

NET ASSETS  100.0%.....................................................   $473,172,729
                                                                          ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access Insurance Company
AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance, Inc.
GNMA--Guaranteed National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSFG--Permanent School Fund Guaranty

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $458,981,105).......................  $472,186,604
Cash........................................................         3,307
Receivables:
  Interest..................................................     8,323,637
  Investments Sold..........................................       197,866
Other.......................................................        20,438
                                                              ------------
    Total Assets............................................   480,731,852
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     6,687,470
  Income Distributions -- Common and Preferred Shares.......       297,706
  Investment Advisory Fee...................................       257,910
  Administrative Fee........................................        79,357
  Affiliates................................................         9,209
Trustees' Deferred Compensation and Retirement Plans........       120,883
Accrued Expenses............................................       106,588
                                                              ------------
    Total Liabilities.......................................     7,559,123
                                                              ------------
NET ASSETS..................................................  $473,172,729
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 7,600 issued with liquidation preference of
  $25,000 per share)........................................  $190,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 19,106,785 shares issued and
  outstanding)..............................................       191,068
Paid in Surplus.............................................   282,031,706
Net Unrealized Appreciation.................................    13,205,499
Accumulated Undistributed Net Investment Income.............       604,880
Accumulated Net Realized Loss...............................   (12,860,424)
                                                              ------------
    Net Assets Applicable to Common Shares..................   283,172,729
                                                              ------------
NET ASSETS..................................................  $473,172,729
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($283,172,729 divided by
  19,106,785 shares outstanding)............................  $      14.82
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $14,181,309
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,529,619
Administrative Fee..........................................      470,653
Preferred Share Maintenance.................................      276,049
Custody.....................................................       12,788
Trustees' Fees and Related Expenses.........................       10,829
Legal.......................................................        9,989
Other.......................................................      115,848
                                                              -----------
    Total Expenses..........................................    2,425,775
                                                              -----------
NET INVESTMENT INCOME.......................................  $11,755,534
                                                              ===========
NET REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   226,619
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   14,026,765
  End of the Period.........................................   13,205,499
                                                              -----------
Net Unrealized Depreciation During the Period...............     (821,266)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (594,647)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $11,160,887
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2000, and the Year Ended October 31, 1999 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2000     OCTOBER 31, 1999
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 11,755,534        $ 23,440,046
Net Realized Gain/Loss.............................        226,619          (3,368,920)
Net Unrealized Depreciation During the Period......       (821,266)        (35,946,548)
                                                      ------------        ------------
Change in Net Assets from Operations...............     11,160,887         (15,875,422)
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (8,483,413)        (17,195,559)
  Preferred Shares.................................     (3,654,086)         (6,177,707)
                                                      ------------        ------------
Total Distributions................................    (12,137,499)        (23,373,266)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       (976,612)        (39,248,688)
NET ASSETS:
Beginning of the Period............................    474,149,341         513,398,029
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $604,880
  and $986,845, respectively)......................   $473,172,729        $474,149,341
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                            SIX MONTHS
                                              ENDED
                                            APRIL 30,    ------------------------------
                                               2000        1999       1998       1997
                                            -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD
  (A).....................................   $ 14.872    $ 16.926   $ 16.354   $ 15.684
                                             --------    --------   --------   --------
  Net Investment Income...................       .615       1.227      1.248      1.266
  Net Realized and Unrealized Gain/Loss...      (.031)     (2.058)      .592       .717
                                             --------    --------   --------   --------
Total from Investment Operations..........       .584       (.831)     1.840      1.983
                                             --------    --------   --------   --------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders...........       .444        .900       .913       .960
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders........................       .191        .323       .355       .353
  Distributions from Net Realized Gain:
    Paid to Common Shareholders...........        -0-         -0-        -0-        -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders........................        -0-         -0-        -0-        -0-
                                             --------    --------   --------   --------
Total Distributions.......................       .635       1.223      1.268      1.313
                                             --------    --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD........   $ 14.821    $ 14.872   $ 16.926   $ 16.354
                                             ========    ========   ========   ========

Market Price Per Share at End of the
  Period..................................   $12.4375    $12.9375   $15.8125   $15.0625
Total Investment Return at Market Price
  (b).....................................      -.50%*    -13.16%     11.33%      8.96%
Total Return at Net Asset Value (c).......      2.70%*     -7.16%      9.35%     10.74%
Net Assets at End of the Period (In
  millions)...............................   $  473.2    $  474.1   $  513.4   $  502.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**...........      1.73%       1.66%      1.64%      1.66%
Ratio of Net Investment Income to Average
  Net Assets Applicable to Common Shares
  (d).....................................      5.76%       5.56%      5.35%      5.76%
Portfolio Turnover........................        13%*        33%        30%        49%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares.............      1.03%       1.03%      1.03%      1.02%

(a) Net Asset Value at September 25, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                             SEPTEMBER 25, 1992
                                               (COMMENCEMENT
YEAR ENDED OCTOBER 31                          OF INVESTMENT
------------------------------------------     OPERATIONS) TO
      1996      1995      1994      1993      OCTOBER 31, 1992
---------------------------------------------------------------
     $15.612   $13.992   $17.177   $14.587        $14.771
     -------   -------   -------   -------        -------
       1.293     1.330     1.354     1.369           .056
        .159     1.701    (3.148)    2.408          (.237)
     -------   -------   -------   -------        -------
       1.452     3.031    (1.794)    3.777          (.181)
     -------   -------   -------   -------        -------
       1.020     1.020     1.020      .884            -0-
        .360      .391      .285      .303           .003
         -0-       -0-      .067       -0-            -0-
         -0-       -0-      .019       -0-            -0-
     -------   -------   -------   -------        -------
       1.380     1.411     1.391     1.187           .003
     -------   -------   -------   -------        -------
     $15.684   $15.612   $13.992   $17.177        $14.587
     =======   =======   =======   =======        =======

     $14.750   $14.375   $12.750   $16.000        $13.875
       9.88%    21.06%   -14.17%    22.08%         -7.50%*
       7.22%    19.46%   -12.71%    24.24%         -2.73%*
     $ 489.7   $ 488.3   $ 457.3   $ 518.2        $ 468.7
       1.72%     1.72%     1.64%     1.66%          1.12%
       5.99%     6.31%     6.81%     6.57%          3.52%
         37%       79%      133%      112%            15%*
       1.05%     1.03%     1.00%     1.03%          1.00%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust will invest substantially all of its net assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $13,003,743, which will expire between October 31, 2002 and October 31, 2007. Net realized gains or losses differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

    At April 30, 2000, for federal income tax purposes the cost of long-term investments is $459,064,405, the aggregate gross unrealized appreciation is $18,588,641 and the aggregate gross unrealized depreciation is $5,466,442, resulting in net unrealized appreciation on long-term investments of $13,122,199.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $4,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 2000, the Trust recognized expenses of approximately $14,800 representing Van Kampen's cost of providing accounting and legal services to the Trust.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $62,741,144 and $75,215,152, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

NOTES TO
FINANCIAL STATEMENTS

April 30, 2000 (Unaudited)

    There were no transactions in futures contracts during the six months ended April 30, 2000.

B. INDEXED SECURITIES These instruments, when applicable, are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 7,600 Auction Preferred Shares ("APS") in four series. Series A, B and C each contain 2,000 shares while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on April 30, 2000 was 3.969%. During the six months ended April 30, 2000, the rates ranged from 3.405% to 4.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN ADVANTAGE MUNICIPAL
INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, IL 60601

(1) Independent accountants for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent accountants.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.